SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2005

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

333-108340	333-108340-06
(Commission File Number)	(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114

(216) 706-2939

 (Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On November 10, 2005, TD Holding Corporation (“TD Holding”), the parent company of TransDigm Holding Company (“Holdings”), closed on a $200 million loan facility (the “Loan Facility”).  The Loan Facility is unsecured and is not guaranteed by Holdings or any of its direct or indirect subsidiaries, including TransDigm Inc. (“TransDigm”).  In connection with the closing of the Loan Facility, on November 10, 2005, TransDigm and Holdings entered into an amendment to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of April 1, 2004, among TransDigm, Holdings, the Lenders (as defined in Article I of the Credit Agreement) and Credit Suisse (formerly known as Credit Suisse First Boston), as administrative agent and as collateral agent for the Lenders (the “Amendment”).  The Amendment authorizes Holdings, so long as certain conditions are satisfied, to (i) make Bonus and Dividend Payments (as defined therein) and (ii) pay dividends to TD Holding so long as the proceeds of such dividends are used, directly or indirectly, to pay interest in respect of Parent Indebtedness (as defined therein).  In addition, the Amendment authorizes TransDigm to make distributions to Holdings to enable Holdings to make such dividend payments to TD Holding.  Pursuant to the terms of the Amendment, TransDigm agreed to, among other things, pay an amendment fee to the Lenders.

The above summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01               Other Events

As set forth in Item 1.01 above, on November 10, 2005, TD Holding closed on the Loan Facility.  In connection with the closing of the Loan Facility, TransDigm paid a cash dividend to Holdings and made certain bonus payments to certain members of Holdings and TransDigm’s management.  The aggregate amount of the cash dividend and bonus payments made by TransDigm was approximately $104 million.  Holdings used all of the proceeds received by it from the payment of the cash dividend from TransDigm to pay a cash dividend to TD Holding.  On November 10, 2005, TD Holding used the net proceeds received from the Loan Facility together with substantially all of the proceeds received from the dividend payment from Holdings to (i) prepay the entire outstanding principal amount and all accrued and unpaid interest on its Senior Unsecured Promissory Notes that were issued by it in connection with its acquisition of Holdings in July 2003, (ii) make a distribution to participants under the TD Holding Corporation 2003 Rollover Deferred Compensation and Phantom Stock Unit Plan (the “Rollover Deferred Compensation Plan”) of their vested deferred compensation account balances, representing the total amounts payable to participants thereunder, and (iii) make certain distributions to participants under another deferred compensation plan of TD Holding maintained for the benefit of Holdings and TransDigm’s management.  In connection with the distributions under the Rollover Deferred Compensation Plan, the Board of Directors of TD Holding approved the termination of the Rollover Deferred Compensation Plan, with such termination becoming effective on November 10, 2005.

On November 10, 2005, TD Holding adopted the TD Holding Corporation Third Amended and Restated 2003 Stock Option Plan (the “Amended and Restated Option Plan”), which amends and restates in its entirety the TD Holding Corporation Second Amended and

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Restated 2003 Stock Option Plan.  The Amended and Restated Option Plan is maintained for the benefit of Holdings and TransDigm’s management.  The Amended and Restated Option Plan, among other things, (i) removes certain provisions to ensure that the plan is in compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), (ii) adjusts the applicable performance vesting targets to reflect certain acquisitions made by TransDigm and its subsidiaries and (iii) increases the number of shares of common stock of TD Holding reserved for issuance thereunder.  The foregoing summary of the Amended and Restated Option Plan is qualified in its entirety by reference to the Amended and Restated Option Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On November 10, 2005, TD Holding adopted the TD Holding Corporation Dividend Equivalent Plan (the “Dividend Plan”) that is intended to be compliant with the requirements of Section 409A.  The Dividend Plan contains the same economic terms as the dividend equivalent rights provisions that were removed from the TD Holding Corporation Second Amended and Restated 2003 Stock Option Plan in connection with the adoption of the Amended and Restated Option Plan.  The foregoing summary of the Dividend Plan is qualified in its entirety by reference to the Dividend Plan, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1                         Amendment No. 1, dated as of November 10, 2005, to the Amended and Restated Credit Agreement, dated as of April 1, 2004, among TransDigm Inc., TransDigm Holding Company, the lenders from time to time party thereto and Credit Suisse (formerly known as Credit Suisse First Boston), as administrative agent and as collateral agent.

10.2                         TD Holding Corporation Third Amended and Restated 2003 Stock Option Plan.

10.3                         TD Holding Corporation Dividend Equivalent Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005

TRANSDIGM INC.

	By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005

TRANSDIGM HOLDING COMPANY

	By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amendment No. 1, dated as of November 10, 2005, to the Amended and Restated Credit Agreement, dated as of April 1, 2004, among TransDigm Inc., TransDigm Holding Company, the lenders from time to time party thereto and Credit Suisse (formerly known as Credit Suisse First Boston), as administrative agent and as collateral agent.

10.2	TD Holding Corporation Third Amended and Restated 2003 Stock Option Plan.

10.3	TD Holding Corporation Dividend Equivalent Plan.